FIFTH AMENDMENT

                             Dated as of May 3, 2000

     This FIFTH AMENDMENT (this "Amendment") is among JACK IN THE BOX INC. (formerly Foodmaker, Inc.), a Delaware corporation (the "Borrower"), the financial institutions and other entities party to the Credit Agreement referred to below (the "Lenders"), and BANK OF AMERICA, N.A. (formerly NationsBank, N.A. (successor to NationsBank of Texas, N.A.)), as L/C Bank (as defined in the Credit Agreement) and as agent (the "Agent") for the Lenders and the Issuing Banks thereunder.

                             PRELIMINARY STATEMENTS:

     1. The Borrower, the Lenders, the Arranger, the Documentation Agent and the Agent have entered into a Credit Agreement dated as of April 1, 1998, as amended by the First Amendment, dated as of August 24, 1998, the Second Amendment, dated as of February 27, 1999, the Third Amendment, dated as of September 17, 1999, and the Fourth Amendment, dated as of December 6, 1999 (as so amended, the "Credit Agreement"; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement).

     2. The Borrower has requested that the Lenders (i) amend Section 6.02 of the Credit Agreement to permit the Borrower to provide short-term financing to certain franchise purchasers for the acquisition by such purchasers of certain Jack In The Box franchises and (ii) amend Section 6.02(o) of the Credit Agreement with respect to the restrictions relating to Qualifying Subsidiaries.

     3. The Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Amendments to Credit Agreement. Effective as of the date hereof and subject to satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

     (a) Section 6.02 of the Credit Agreement is hereby amended by deleting the word "and" as it appears immediately following clause (xi) of Section 6.02(f), by deleting the period as it appears immediately following clause (xii) of
Section 6.02(f) and substituting in lieu thereof the phrase "; and", and by adding immediately following clause (xii) of Section 6.02(f) the following new clause (xiii):

     "(xiii) an Investment consisting of secured promissory notes payable by certain franchise purchasers to the Borrower on or before July 31, 2000 in an aggregate amount for all such notes at any one time outstanding not to exceed $17,500,000 in order to finance, in whole or in part, the acquisition by such purchasers from the Borrower of thirteen Jack In The Box franchises; provided that such promissory notes are paid in full in immediately available funds on or before August 31, 2000."

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

     (b) Section 6.02 of the Credit Agreement is hereby amended by deleting
Section 6.02(o) in its entirety and substituting in lieu thereof the following new Section 6.02(o):

     "(o) Qualifying Subsidiaries. (i) Permit, or permit any of its Subsidiaries to permit, any Qualifying Subsidiary to create, incur, assume or suffer to exist, any Lien on or with respect to any of its assets or properties of any character (whether now owned or hereafter acquired); (ii) permit, or permit any of its Subsidiaries to permit, any Qualifying Subsidiary to create, incur, assume or suffer to exist any Debt (other than (x) Debt incurred by a Qualifying Subsidiary in the ordinary course of business to the state in which such Qualifying Subsidiary is organized in respect of franchise taxes and related fees payable by such Qualifying Subsidiary in an amount not to exceed $1,000 in the aggregate for any Qualifying Subsidiary, and (y) Debt incurred by a Qualifying Subsidiary in the ordinary course of business to states that require domestic corporations to hold alcohol licenses in respect of license fees payable by such Qualifying Subsidiary relating to alcohol licenses held by such Qualifying Subsidiary in an aggregate amount not to exceed $15,000 in the aggregate for any Qualifying Subsidiary); (iii) sell, lease, or otherwise transfer, or permit any of its Subsidiaries to sell, lease or otherwise transfer, any assets or property to any Qualifying Subsidiary or grant, or permit any of its Subsidiaries to grant, any option or other right to any Qualifying Subsidiary to purchase, lease or otherwise acquire any assets or property (except a capital contribution by the Borrower to a Qualifying Subsidiary in an amount not to exceed $25,000 in the aggregate for any Qualifying Subsidiary); (iv) make or hold, or permit any of its Subsidiaries to make or hold, any Investment in a Qualifying Subsidiary (except a capital contribution by the Borrower to a Qualifying Subsidiary in an amount not to exceed $25,000 in the aggregate for any Qualifying Subsidiary); or (v) create more than 40 Qualifying Subsidiaries."

     SECTION 2. Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent shall have been satisfied:

     (a) the Agent shall have executed this Amendment and shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders and counterparts of the Consent appended hereto (the "Consent") executed by each of the Guarantors listed therein (such Guarantors, together with the Borrower, each a "Loan Party" and, collectively, the "Loan Parties"); and

     (b) each of the representations and warranties in Section 3 below shall be true and correct.

     SECTION 3. Representations and Warranties. The Borrower represents and warrants as follows:

     (a) Authority. The Borrower and each other Loan Party has the requisite corporate power and authority to execute and deliver this Amendment and the Consent, as applicable, and to perform its obligations hereunder and under the Loan Documents (as amended hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Amendment and by each other Loan Party of the Consent, and the performance by each Loan Party of each Loan Document (as amended hereby) to which it is a party have been duly approved by all necessary corporate action of such Loan Party and no other corporate proceedings on the part of such Loan Party are necessary to consummate such transactions.

     (b) Enforceability. This Amendment has been duly executed and delivered by the Borrower. The Consent has been duly executed and delivered by each Guarantor. This Amendment and each Loan Document (as amended hereby) is the legal, valid and binding obligation of each Loan Party party hereto and thereto, enforceable against such Loan Party in accordance with its terms, and is in full force and effect.

     (c) Representations and Warranties. The representations and warranties contained in each Loan Document (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct on and as of the date hereof as though made on and as of the date hereof.

     (d) No Default. No event has occurred and is continuing that constitutes a Default or Event of Default.

     SECTION 4. Reference to and Effect on the Loan Documents. (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

     (b) Except as specifically amended above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any Issuing Bank, the Arranger, the Documentation Agent or the Agent under any of the Loan Documents, nor constitute a waiver or amendment of any provision of any of the Loan Documents.

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

     SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment or the Consent by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment or such Consent.

     SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.

                            [Signature Pages Follow]

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

                                 FIFTH AMENDMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                    JACK IN THE BOX INC. (successor to
                                    Foodmaker, Inc.), a Delaware corporation

                                    By:    HAROLD L. SACHS
                                        -------------------------------
                                    Name:  Harold L. Sachs
                                    Title: Vice President and Treasurer




                                    BANK OF AMERICA, N.A. as Agent

                                    By:     RICHARD G. PARKHURST, JR.
                                        ------------------------------
                                    Name:   Richard G. Parkhurst, Jr.
                                    Title:  Managing Director



                                    Lenders
                                    -------
                                    BANK OF AMERICA, N.A.

                                    By:     RICHARD G. PARKHURST, JR.
                                        ------------------------------
                                    Name:   Richard G. Parkhurst, Jr.
                                    Title:  Managing Director



                                    CREDIT LYONNAIS NEW YORK BRANCH

                                    By:     ROBERT J. IVOSEVICH
                                        -------------------------------
                                    Name:   Robert J. Ivosevich
                                    Title:  Senior Vice President



                                    ROYAL BANK OF CANADA

                                    By:
                                        -------------------------------
                                    Name:
                                    Title:



                                    UNION BANK OF CALIFORNIA, N.A.

                                    By:     LINDA WALKER
                                        ------------------------------
                                    Name:   Linda Walker
                                    Title:  Vice President

                                  S-1 thru S-6

                                    U.S. BANK NATIONAL ASSOCIATION

                                    By:
                                        ------------------------------
                                    Name:
                                    Title:



                                    BANK ONE, TEXAS, N.A.

                                    By:     JOSEPH PERDENZA
                                        ------------------------------
                                    Name:   Joseph Perdenza
                                    Title:  Assistant Vice President



                                    CIBC INC.

                                    By:     STEPHANIE E. DeVANE
                                        ------------------------------
                                    Name:   Stephanie E. DeVane
                                    Title:  Executive Director
                                            CIBC World Markets Corp., As Agent



                                    MORGAN GUARANTY TRUST CO.

                                    By:     DENNIS WILCZEK
                                        ------------------------------
                                    Name:   Dennis Wilczek
                                    Title:  Associate



                                    SANWA BANK CALIFORNIA

                                    By:     LYNN MYERNICK
                                        ------------------------------
                                    Name:   Lynn Myernick
                                    Title:  Assistant Vice President



                                    NATEXIS BANQUE - BFCE

                                    By:     GARY KANIA
                                        ------------------------------
                                    Name:   Gary Kania
                                    Title:  Vice President

                                    By:     FRANK H. MADDEN, JR.
                                        ------------------------------
                                    Name:   Frank H. Madden, Jr.
                                    Title:  Vice President & Group Manager

                                 S-7 thru S-12

                                FIFTH AMENDMENT

                                     CONSENT

                             Dated as of May 3, 2000

     The undersigned, as Guarantors under the "Guaranty" (as such terms are defined in and under the Credit Agreement referred to in the foregoing Fifth Amendment), each hereby consents and agrees to the foregoing Fifth Amendment and hereby confirms and agrees that the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, said Fifth Amendment, each reference in the Guaranty to the "Credit Agreement", "thereunder", "thereof" and words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by said Fifth Amendment.

                          CP DISTRIBUTION CO., a Delaware corporation,
                          CP WHOLESALE CO., a Delaware corporation, and JACK IN THE BOX, INC., a New Jersey corporation


                           By:     LAWRENCE E. SCHAUF
                                ---------------------------------
                           Name:   Lawrence E. Schauf
                           Title:  Executive Vice President and Secretary

                           FOODMAKER INTERNATIONAL FRANCHISING, INC., a Delaware corporation


                           By:     HAROLD L. SACHS
                                ---------------------------------
                           Name:   Harold L. Sachs
                           Title:  Treasurer


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